                                                                  Exhibit 10.41

                       THIRD AMENDMENT TO CREDIT AGREEMENT


         This THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 30th day of March, 2001, and effective as of December 31, 2000, with respect to Sections 2(b), (c), (d), (m), (n) and (o) hereof, by and among CECO GROUP, INC., CECO FILTERS, INC., AIR PURATOR CORPORATION, NEW BUSCH CO., INC., THE KIRK & BLUM MANUFACTURING COMPANY and KBD/TECHNIC, INC. (the "Borrowers"), and PNC BANK, NATIONAL ASSOCIATION ("PNC"), individually and as agent for itself and the other banks (collectively, the "Banks") which from time to time are parties to the hereinafter defined Credit Agreement (in such capacity, the "Agent").

                                   BACKGROUND

         A. The Agent, the Banks and the Borrowers are parties to a Credit Agreement dated as of December 7, 1999 as amended by Amendment to Credit Agreement, dated as of March 28, 2000 and by Second Amendment to Credit Agreement dated as of November 10, 2000 (as amended, the "Credit Agreement").

         B. The Borrowers have requested and the Agent and the Banks have agreed to amend the Credit Agreement on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the foregoing and for good and valuable consideration, the legality and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

         1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

            (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definition:

            "Equity Contribution": shall mean the infusion and continued maintenance of capital in the Borrowers in the form of equity or subordinated debt in a minimum amount of Four Million and 00/100 Dollars ($4,000,000), in a form satisfactory to the Agent and the Banks in their sole discretion, by CECO.

            (b) The definition of EBITDA as presently set forth in the Credit Agreement shall be deleted and shall be replaced by the following:

            "EBITDA": For any period, net income (or loss) of a Person for such period, plus the amount of income taxes, interest expense,


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            reasonable expenses arising out of the preparation, negotiation, execution and delivery of the Acquisition Documents and the Loan Documents, depreciation and amortization deducted from earnings in determining net income (or loss) of such Person excluding all investment income of such Person occurring on or after January 1, 2001, all as determined on a consolidated basis in accordance with GAAP.

            (c) The definition of "Fixed Charge Coverage Ratio" as presently set forth in the Credit Agreement shall be amended to include the following at the end of the existing definition:

            Provided, however, calculation of the Fixed Charge Coverage Ratio shall not include the Term Loan Prepayments.

            (d) The definition of "Leverage Ratio" as presently set forth in the Credit Agreement shall be deleted and shall be replaced with the following:

            "Leverage Ratio": At the date of determination, the ratio of Consolidated Debt of CECO (but (i) excluding that certain debt of CECO for funds borrowed to purchase the Peerless Stock, if the market value of the Peerless Stock then owned by CECO exceeds the amount of such debt), and (ii) further excluding the Subordinated Debt; and (iii) further excluding the cash value of life insurance loans) to (EBITDA), each determined for CECO on a consolidated basis and calculated as of the end of the fiscal quarter ending on or immediately preceding such date.

            (e) The definition of "Revolving Credit Commitment" as presently set forth in the Credit Agreement shall be deleted and shall be replaced with the following:

            "Revolving Credit Commitment": means $9,000,000, as reduced from time to time pursuant to Section 2.9.

            (f) Annex I to the Credit Agreement shall be deleted and shall be replaced with the following:

             ------------------------------------------------------------------
                  Loans       Applicable Margin for  Applicable Margin for Base
                                 Eurodollar Loans            Rate Loans
             ------------------------------------------------------------------
             Revolving Loans          3.50%                     2.00%
             ------------------------------------------------------------------
               Term Loan A            3.50%                     2.00%
             ------------------------------------------------------------------
               Term Loan B            4.00%                     2.50%
             ------------------------------------------------------------------
             ------------------------------------------------------------------

            provided, however, upon the occurrence and continuation of the Equity Infusion, Annex I to the Credit Agreement shall be as follows:

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             ------------------------------------------------------------------
                  Loans       Applicable Margin for  Applicable Margin for Base
                                 Eurodollar Loans            Rate Loans
             ------------------------------------------------------------------
             Revolving Loans          3.00%                     1.50%
             ------------------------------------------------------------------
               Term Loan A            3.00%                     1.50%
             ------------------------------------------------------------------
               Term Loan B            3.50%                     2.00%
             ------------------------------------------------------------------
             ------------------------------------------------------------------

            (g) Section 2.4(b) shall be amended to provide that the Letter of Credit Fee shall be changed from one percent (1%) to (1.5%).


            (h) Section 2.1(a)(y)(ii) shall be amended to change plus to minus.

            (i) Section 2.1(a)(y)(iii) shall be deleted.

            (j) The requirement set forth in Section 2.5(a) of the Credit Agreement that the Borrowers pay to each Bank, through the Agent, a Commitment Fee shall be abated until the occurrence of the Equity Contribution or 1-02-02 whichever is sooner, at which time, Section 2.5(a) of the Credit Agreement shall be in full force and effect.

            (k) Section 2.6(b) of the Credit Agreement shall be modified to include the following at the end of the existing Section 2.6(b):

                In addition to the payments required on the Term Loans by this
                Section 2.6, the Borrowers shall make the following payments to be applied to the principal balances of the Term Loans:

                (a) $500,000 on or before June 30, 2001;

                (b) $500,000 on or before September 30, 2001; and,

                (c) $1,000,000 on or before December 31, 2001. (The foregoing payments shall be referred to as the "Term Loan Prepayments".)

            (l) In addition to the inspections and audits provided for in
Section 5.6 of the Credit Agreement, the Agent and Banks may request, not more than once a year, an appraisal of the Collateral.

            (m) Section 6.1(a) Leverage Ratio of the Credit Agreement shall be abated as it presently exists through January 1, 2002 and shall be modified as follows:

            (a) Leverage Ratio. Permit the Leverage Ratio, as of the end of any fiscal quarter ending during the period specified below, for the prior four consecutive fiscal quarters, to equal or exceed the amount set forth opposite such period:

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             ------------------------------------------------------------------
                                                           Leverage Ratio To Be
             Last Day of Fiscal Quarter During Period            Less Than
             ------------------------------------------------------------------
             December 31, 2000 through March 30, 2001             5.50 to 1
             ------------------------------------------------------------------
             March 31, 2001 through June 29, 2001                 6.30 to 1
             ------------------------------------------------------------------
             June 30, 2001 through September 29, 2001             5.50 to 1
             ------------------------------------------------------------------
             September 30, 2001 through December 30, 2001         4.60 to 1
             ------------------------------------------------------------------
             December 31, 2001                                    3.10 to 1
             ------------------------------------------------------------------

            provided, however, the abatement of Section 6.1(a) Leverage Ratio of the Credit Agreement shall cease and such section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment on January 2, 2002.

            (n) Section 6.1(b) of the Credit Agreement shall be abated in its entirety as it presently exists through January 1, 2002 and shall be modified as follows:

            (b) Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio, as of the end of each fiscal quarter ending during the period specified below, to be less than the amount set forth opposite such period:

             ------------------------------------------------------------------
                                                          Fixed Charge Ratio To
             Last Day of Fiscal Quarter During Period           Be Less Than
             ------------------------------------------------------------------
             December 31, 2000 through March 30, 2001             .90 to 1
             ------------------------------------------------------------------
             March 31, 2001 through June 29, 2001                 .80 to 1
             ------------------------------------------------------------------
             June 30, 2001 through September 29, 2001             .80 to 1
             ------------------------------------------------------------------
             September 30, 2001 through December 30, 2001         .90 to 1
             ------------------------------------------------------------------
             December 31, 2001                                   1.00 to 1
             ------------------------------------------------------------------

            provided, however, , the abatement of Section 6.1(b) Fixed Charge Coverage Ratio of the Credit Agreement shall cease and such section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment on January 2, 2002

            (o) Section 6.1(c) Interest Coverage Ratio of the Credit Agreement shall be abated in its entirety as it presently exists through January 1, 2002 and shall be modified as follows:

            (b) Interest Coverage Ratio. Permit the Interest Coverage Ratio, as of the end of each fiscal quarter ending during the period specified below, to be less than the amount set forth opposite such period:

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            -------------------------------------------------------------------
                                                        Interest Coverage Ratio
            Last Day of Fiscal Quarter During Period        To Be Less Than
            -------------------------------------------------------------------
            December 31, 2000 through March 30, 2001           1.40 to 1
            -------------------------------------------------------------------
            March 31, 2001 through June 29, 2001               1.10 to 1
            -------------------------------------------------------------------
            June 30, 2001 through September 29, 2001           1.25 to 1
            -------------------------------------------------------------------
            September 30, 2001 through December 30, 2001       1.60 to 1
            -------------------------------------------------------------------
            December 31, 2001                                  2.20 to 1
            -------------------------------------------------------------------

            provided, however, the abatement of Section 6.1(c) Interest Coverage Ratio of the Credit Agreement shall cease and such section shall continue as provided in the Credit Agreement immediately before the effective date of this Amendment on January 2, 2002.

         3. Additional Covenants. The Credit Agreement and any other Applicable Loan Document shall be amended to include the following additional covenants and the Borrowers' failure to comply with such additional covenants shall constitute an immediate Event of Default without any required notice or cure period, notwithstanding any provision to the contrary contained in the Credit Agreement or any other Loan Document:

            (a) Borrowers shall make no payments of principal or interest on any Subordinated Debt until the occurrence and continuation of the Equity Contribution.

            (b) Borrowers shall make no Bonus Pool payments until the occurrence and continuation of the Equity Contribution.

            (c) Any fee paid to CECO from any of the Borrowers and all investments maintained in financial institutions or otherwise located in Canada shall be deposited in an account with Bank One, NA, at its banking office located in Toronto, Ontario, or a financial institution domiciled in the United States, acceptable to the Agent and the Banks in their collective sole discretion, which accounts and all amounts deposited therein shall be pledged to the Agent for the ratable benefit of the Banks as additional Collateral under terms and conditions acceptable to the Agent and the Banks in their sole discretion.

            (d) CECO shall pledge to the Agent, for the ratable benefit of the Banks, all of its right, title and interest in and to the Taurus Brokerage Account, which shall contain the Peerless Stock, as additional Collateral under terms and conditions acceptable to the Agent and the Banks in their collective sole discretion.

            (e) CECO shall sell the Peerless Stock and the proceeds from such sale shall be applied to the extent necessary to make the Term Loan Prepayments as provided in Section 2(k) of this Amendment.

            (f) CECO shall provide to the Agent and to each Bank a proforma financial statement, prepared on a consolidated basis, containing its forecast for compliance with the Financial Covenants of the Credit Agreement during each fiscal quarter of 2001.

            (g) Borrowers shall:

                (i) by April 30, 2001, complete and submit to Agent certain
            Collateral Due Diligence Reports previously requested by Agent;

                (ii) by April 30, 2001, execute and deliver fully executed documents perfecting assignment of the accounts specified in Sections 3(c) and (e) above and deliver the fully executed Subordinated Creditor's Consent in the form attached hereto of ICS Trustee Services, Ltd. and Harvey Sandler;

                (iii) within thirty days after requested by Agent deliver any additional documents reasonably requested by Agent and Bank to perfect any security interests in Collateral granted under the Credit Agreement.

         4. Amendment Fee. Borrowers shall pay to the Agent, for the ratable benefit of the Banks, a fee in the amount of $25,000 upon execution of this Agreement and an Amendment Fee of $150,000, due and payable on January 2, 2002; provided however:

            (a) that if the Equity Contribution is made on or before June 30, 2001, the Amendment Fee shall be deemed satisfied by the payment of $50,000 paid simultaneously with the Equity Contribution;

            (b) that if the Equity Contribution is made between July 1, 2001 and September 30, 2001, the Amendment Fee shall be deemed satisfied by the payment of $100,000 paid simultaneously with the Equity Contribution;

            (c) that if the Equity Contribution is made between October 1, 2001 and December 31, 2001, the Amendment Fee shall be $150,000 and shall be paid simultaneously with the Equity Contribution.

         5. Cash Collateral Account. Borrowers shall establish an account at a financial institution acceptable to the Agent and the Banks, in their sole discretion, ("Cash Collateral Account") and shall deposit in such Cash Collateral Account the amount of $50,000 on the last day of each calendar quarter, commencing on June 30, 2001, up to the aggregate amount of $150,000. The Cash Collateral Account and all funds deposited therein shall be pledged to the Agent and the Banks under terms and conditions acceptable to them in their sole discretion. Upon payment by the Borrowers of the Amendment Fee, if no Event of Default has occurred and is continuing or would have occurred, but for the giving of notice or the passage of time, the Agent and the Banks shall release their interest in the Cash Collateral Account.

         6. Consent to Extension of Bonus Pool Payments. The Agent and the Banks, upon the request of Richard J. Blum, Lawrence J. Blum and David Blum, shall consent to an extension of the Bonus Pool payments for a period of one (1) year.

         7. Amendment to the Loan Documents. All references to the Credit Agreement in the Loan Documents and in any documents executed in connection therewith shall be deemed to refer to the Credit Agreement as amended by this Amendment.

         8. Ratification of the Loan Documents. Notwithstanding anything to the contrary herein contained or any claims of the parties to the contrary, the Agent, the Banks and the Borrowers agree that the Loan Documents and each of the documents executed in connection therewith are in full force and effect and each such document shall remain in full force and effect, as further amended by this Amendment, and each of the Borrowers hereby ratifies and confirms its obligations thereunder.

         9. Representations and Warranties.

            (a) Each Borrower hereby certifies that (i) the representations and warranties of such Borrower in the Credit Agreement as amended herein are true and correct in all material respects as of the date hereof, as if made on the date hereof and (ii) no Event of Default and no event which could become an Event of Default with the passage of time or the giving of notice, or both, under the Credit Agreement or the other Loan Documents exists on the effective date hereof.

            (b) Each Borrower further represents that it has all the requisite power and authority to enter into and to perform its obligations under this Amendment, and that the execution, delivery and performance of this Amendment have been duly authorized by all requisite action and will not violate or constitute a default under any provision of any applicable law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect or of the Articles of Incorporation or by-laws of such Borrower, or of any indenture, note, loan or credit agreement, license or any other agreement, lease or instrument to which such Borrower is a party or by which such Borrower or any of its properties are bound.

            (c) Each Borrower also further represents that its obligation to repay the Loans, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set off or recoupment, counterclaim or defense of any nature whatsoever to payment of the Loans, and each Borrower further represents that the Agents and Banks have fully performed all of their respective obligations under the Loan Documents through the date of this Amendment.

            (d) Each Borrower also further represents that there have been no changes to the Articles of Incorporation, by-laws or other organizational documents of each such Borrower since the most recent date true and correct copies thereof were delivered to the Agent.

         10. Conditions Precedent. The effectiveness of the amendments set forth herein is subject to the fulfillment, to the satisfaction of the Agent and its counsel, of the following conditions precedent:

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

            (a) The Borrowers shall have delivered to the Agent the following, all of which shall be in form and substance satisfactory to the Agent and shall be duly completed and executed:

                (i) This Amendment and the consent of the Guarantor and the consent of Green Diamond Oil Corp. as attached hereto; and

                (ii) Such additional documents, certificates and information as the Agent may require pursuant to the terms hereof or otherwise reasonably request.

            (b) After giving effect to the amendments contained herein, the representations and warranties set forth in the Credit Agreement shall be true and correct on and as of the date hereof.

            (c) After giving effect to the amendments contained herein, no Event of Default hereunder, and no event which, with the passage of time or the giving of notice, or both, would become such an Event of Default shall have occurred and be continuing as of the date hereof.

            (d) The Borrowers shall have paid the reasonable fees and disbursements of the Agent's counsel incurred in connection with this Amendment.

         11. No Waiver. Except as expressly provided herein, this Amendment does not and shall not be deemed to constitute a waiver by the Agent or the Banks of any Event of Default, or of any event which with the passage of time or the giving of notice or both would constitute an Event of Default, nor does it obligate the Agent or the Banks to agree to any further modifications to the Credit Agreement or any other Loan Document or constitute a waiver of any of the Agent's or the Banks' other rights or remedies.

         12. Waiver and Release. The Borrowers each on behalf of themselves, their agents, employees, officers, directors, successors and assigns, do hereby waive and release Agent and Banks, their agents, employees, officers, directors, affiliates, parents, successors and assigns, from any claims arising from or related to administration of the Credit Agreement and Loan Document and any course of dealing among the parties not in compliance with those agreements from the inception of the Credit Agreement whether known or unknown through the date of execution and delivery of this Amendment.

         13. Effective Date. The parties hereto agree that subsections (b), (c),
(d), (m), (n) and (o) of Section 2 hereof shall for all purposes be deemed to be effective as of December 31, 2000 and for all purposes the Credit Agreement shall be deemed to have been amended as of such date to reflect the amendments to the Credit Agreement set forth in such subsections.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                        CECO GROUP, INC.


                                        By: /s/ Marshall J. Morris
                                           ------------------------------------
                                        Name: Marshall J. Morris
                                        Title: CFO


                                        CECO FILTERS, INC.


                                        By: /s/ Marshall J. Morris
                                           ------------------------------------
                                        Name: Marshall J. Morris
                                        Title: Secretary


                                        AIR PURATOR CORPORATION


                                        By: /s/ Marshall J. Morris
                                           ------------------------------------
                                        Name: Marshall J. Morris
                                        Title: Secretary

                                        NEW BUSCH CO., INC.


                                        By: /s/ Richard J. Blum
                                           ------------------------------------
                                        Name: Richard J. Blum
                                        Title: Treasurer


                                        THE KIRK & BLUM MANUFACTURING COMPANY


                                        By: /s/ Richard J. Blum
                                           ------------------------------------
                                        Name: Richard J. Blum
                                        Title: President

                                        KBD/TECHNIC, INC.


                                        By: /s/
                                           ------------------------------------
                                        Name:
                                        Title: Treasurer


                                        PNC BANK, NATIONAL ASSOCIATION, as
                                        Agent and as a Bank


                                        By: /s/ William Miles
                                           ------------------------------------
                                        Title: Vice President


                                        FIFTH THIRD BANK, as a Bank


                                        By: /s/ David Alexander
                                           ------------------------------------
                                        Title: Assistant Vice President


                                        BANK ONE, NA, as a Bank


                                        By: /s/ Jeffrey Nicholos
                                           ------------------------------------
                                        Title: Vice President

                               GUARANTOR'S CONSENT


         By Corporate Guaranty, dated December 7, 2000 (the "Guaranty"), the undersigned (the "Guarantor") guaranteed to the Agent and the Banks, subject to the terms and conditions set forth therein, the prompt payment and performance of all of the Obligations (as defined therein). The Guarantor consents to the Borrowers' execution of the foregoing Third Amendment to Credit Agreement. The Guarantor hereby acknowledges and agrees that the Guaranty remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.


                                             CECO ENVIRONMENTAL CORP.


                                             By: /s/ Marshall J. Morris
                                                -------------------------------
                                             Title:

                         SUBORDINATED CREDITOR'S CONSENT


         The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"), the Subordinated Creditor consents to the Borrowers' execution of the foregoing Third Amendment to Credit Agreement. The Subordinated Creditor agrees that
Section 3(a) of the foregoing Third Amendment to Credit Agreement applies to it and that such Subordinated Creditor is bound thereby. The Subordinated Creditor hereby acknowledges and agrees that, except as provided in Section 3(a) of the foregoing Third Amendment to Credit Agreement, the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                              GREEN DIAMOND OIL CORP.


                                              By: /s/ Phillip DeZwirek
                                                 ------------------------------
                                              Title President

                         SUBORDINATED CREDITOR'S CONSENT


         The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"), the Subordinated Creditor consents to the Borrowers' execution of the foregoing Third Amendment to Credit Agreement. The Subordinated Creditor agrees that
Section 3(a) of the foregoing Third Amendment to Credit Agreement applies to it and that such Subordinated Creditor is bound thereby. The Subordinated Creditor hereby acknowledges and agrees that, except as provided in Section 3(a) of the foregoing Third Amendment to Credit Agreement, the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                              ICS TRUSTEE SERVICES, LTD.


                                              By:
                                                 ------------------------------
                                              Title

                         SUBORDINATED CREDITOR'S CONSENT


         The undersigned (the "Subordinated Creditor") is a party to the Subordination Agreement with the Agent and the Banks and other subordinated creditors, dated December 7, 2000 (the "Subordination Agreement"), the Subordinated Creditor consents to the Borrowers' execution of the foregoing Third Amendment to Credit Agreement. The Subordinated Creditor agrees that
Section 3(a) of the foregoing Third Amendment to Credit Agreement applies to it and that such Subordinated Creditor is bound thereby. The Subordinated Creditor hereby acknowledges and agrees that, except as provided in Section 3(a) of the foregoing Third Amendment to Credit Agreement, the Subordination Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed in all respects.

                                             HARVEY SANDLER


                                             By:
                                                -------------------------------
                                             Title